UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017 (December 21, 2017)

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36745	59-2262718
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address, including zip code, of Principal Executive Offices)

(631) 240-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed in its Current Report on Form 8-K filed on December 20, 2017, Applied DNA Sciences, Inc. (the “Company”, “we” or “us”) announced a registered direct public offering of 2,735,000 shares (the “Shares”) of our common stock, par value $0.001 (the “Common Stock”), and warrants to purchase 2,735,000 shares of our Common Stock (the “Purchase Warrants”) (the “Registered Direct Offering”). Each Share will be sold with a Purchase Warrant to purchase one share of Common Stock at a combined purchase price of $1.75 per share of Common Stock and accompanying Purchase Warrant. A copy of the legal opinion of Pepper Hamilton LLP relating to the legality of the issuance and sale of the shares of Common Stock and Purchase Warrants in the Registered Direct Offering is filed herewith as Exhibit 5.1.

The closing of the Registered Direct Offering is expected to take place on December 22, 2017, subject to customary closing conditions.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, the Company’s shelf registration statement on Form S-3, the prospectus supplement relating to the Registered Direct Offering and in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.

Date: December 21, 2017	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)